Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Orofino Gold Corp.  (the “Company”) on Form 10-K for the period ending May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shih Long Ning, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of May 31, 2012.

By: /s/ Shi Long Ning
Shi Long Ning
Chief Executive Officer, President, acting Chief
Financial Officer, acting Principal Accounting
Officer and Director